    As filed with the Securities and Exchange Commission on December 29, 2000

                                                      Registration No. 333-11647
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                         Post-Effective Amendment No. 2
                                       to

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                     --------------------------------------

                      COMPUTER TECHNOLOGY ASSOCIATES, INC.
                           (FORMERLY CTA INCORPORATED)
             (Exact Name of Registrant as Specified in Its Charter)

           COLORADO                                   7373                          84-0797618
 (State or other jurisdiction              (Primary Standard Industrial           (I.R.S. Employer
of incorporation or organization)          Classification Code Number)           Identification No.)

                     --------------------------------------

                              6903 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 581-3200
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                     --------------------------------------

                                 MR. JOHN WAGNER
                              6903 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 581-3200
               (Address, including zip code, and telephone number
                   including area code, of agent for service)

                     --------------------------------------

                                   COPIES TO:

                               Marc R. Paul, Esq.
                                Baker & McKenzie
                     815 Connecticut Avenue, N.W., 9th Floor
                           Washington, D.C. 20006-4078
                                 (202) 452-7046

================================================================================

                            DEREGISTRATION OF SHARES

        The offering contemplated by this Registration Statement has terminated. This Post-Effective Amendment No.2 is being filed to deregister all shares of our common stock originally registered by the Form S-1 Registration Statement No. 333-11647, as amended, that remain unsold as of the termination of the offering.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Computer Technology Associates, Inc. has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on this 28th day of December, 2000.

                                    COMPUTER TECHNOLOGY ASSOCIATES, INC.



                                    By:              /s/  C.E. Velez
                                         ---------------------------------------
                                                       C.E. Velez
                                           Chairman of the Board of Directors,
                                          President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                    Name                                  Title                    Date
--------------------------------------------   -------------------------    ------------------
               /s/  C.E. Velez                  Chairman of the Board of    December 28, 2000
--------------------------------------------    Directors, President and
                 C.E. Velez                      Chief Executive Officer


              /s/  John Wagner                   Chief Financial Officer    December 28, 2000
--------------------------------------------
                 John Wagner


           /s/  Arturo Silvestrini                      Director            December 28, 2000
--------------------------------------------
             Arturo Silvestrini


          /s/  Raymond V. McMillan                      Director            December 28, 2000
--------------------------------------------
             Raymond V. McMillan
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